American Funds Insurance Series®

Managed Risk Growth Fund

Summary Prospectus Supplement

February 1, 2017

(for Class P1 shares summary prospectus and Class P2 shares summary prospectus dated May 1, 2016)

The information under the heading “Portfolio managers of the underlying fund” in the “Management” section of the summary prospectus is amended in its entirety to read as follows:

Portfolio managers of the underlying fund The individuals primarily responsible for the portfolio management of the underlying fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in the underlying fund	Primary title with investment adviser
Michael T. Kerr	11 years	Partner – Capital World Investors
Ronald B. Morrow	14 years	Partner – Capital World Investors
Andraz Razen	4 years	Partner – Capital World Investors
Martin Romo	1 year	Partner – Capital World Investors
Alan J. Wilson	3 years	Partner – Capital World Investors

Keep this supplement with your summary prospectus.

Lit. No. INP8BS-009-0217O CGD/8024-S58173